UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 11, 2012

MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

We currently have outstanding $389.5 million principal amount of 9% Convertible Junior Subordinated Debentures due in 2063 (the "debentures"). The debentures rank junior to all of our existing and future senior indebtedness.

Interest on the debentures is payable semi-annually in arrears on April 1 and October 1 of each year. As long as no event of default with respect to the debentures has occurred and is continuing, we have the option to defer interest for one or more consecutive interest periods up to ten years without giving rise to an event of default.

On September 11, 2012, we sent notice to the holder of record of the debentures that we are deferring to October 1, 2022, the interest payment that was scheduled to be paid on October 1, 2012. The notice is an exhibit to this Report.

We previously deferred interest on the debentures that would have been payable on the scheduled interest payment dates of April 1, 2009, October 1, 2009 and April 1, 2010. On October 1, 2010 we paid each of those deferred interest payments, including the compound interest on each, and the interest that was due on October 1, 2010. The payment of the deferred interest was made from the net proceeds of our April 2010 common stock offering. We have remained current on the interest payments since October 1, 2010.

Additional information about the debentures and the deferral of interest is included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, in Note 3 ("Debt," under the caption "Convertible Junior Subordinated Debentures") of the Notes to our Consolidated Financial Statements, which are included in Part I, Item I of such Form 10-Q. As indicated in such Note, the provisions of the debentures are complex. The description is not intended to be complete in all respects and is qualified in its entirety by the terms of the debentures, which are contained in the Indenture, dated as of March 28, 2008, between us and U.S. Bank National Association. The Indenture is filed as Exhibit 4.6 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibit is being filed herewith:

(99) Notice to the holder of record of the Company’s 9% Convertible Junior Subordinated Debentures due 2063

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date: September 11, 2012	By: \s\ Jeffrey H. Lane

Jeffrey H. Lane
Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99	Notice to the holder of record of the Company’s 9% Convertible Junior Subordinated Debentures due 2063